SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 467-3000

(Registrants’ telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Debt Offering

     On October 29, 2003, we completed an underwritten offering of $150,000,000 aggregate principal amount of our Floating Rate Notes Due 2005, $200,000,000 aggregate principal amount of our 2.50% Notes Due 2005 and $300,000,000 aggregate principal amount of our 4.125% Notes Due 2008 (collectively, the “Notes”) under our registration statement on Form S-3 (File No. 333-96685), filed with the Securities and Exchange Commission (the “Commission”) on July 18, 2002, as amended by Pre-Effective Amendment No. 1, as filed with the Commission on July 31, 2002, a base prospectus dated July 31, 2002 and an accompanying prospectus supplement dated October 24, 2003 relating to our offer and sale of the Notes.

     The sale of the Notes was underwritten by Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Barclays Capital Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc. and BNY Capital Markets, Inc. pursuant to an underwriting agreement dated October 24, 2003. The terms and conditions of the Notes and related matters are set forth in the Indenture dated as of September 10, 1997, between us and The Bank of New York, as trustee, (the “Indenture”) and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers’ Certificate filed as Exhibit 4.2 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	The following exhibits are filed as part of this Report:

1.1	Underwriting Agreement, dated October 24, 2003, between Safeway Inc. and Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Barclays Capital Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc. and BNY Capital Markets, Inc.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated as of October 29, 2003, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of Floating Rate Note Due 2005.

4.4	Form of 2.50% Note Due 2005.

4.5	Form of 4.125% Note Due 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2003

SAFEWAY INC.

	By:	/s/ Vasant M. Prabhu

Vasant M. Prabhu
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated October 24, 2003, between Safeway Inc. and Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Barclays Capital Inc., McDonald Investments Inc., U.S. Bancorp Piper Jaffray Inc. and BNY Capital Markets, Inc.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated as of October 29, 2003, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of Floating Rate Note Due 2005.

4.4	Form of 2.50% Note Due 2005.

4.5	Form of 4.125% Note Due 2008.